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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                               September 27, 2005



                                 PERRIGO COMPANY
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                           0-19725                     38-2799573
---------------                     ------------             -------------------
(State of other                     (Commission                 (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
 Incorporation)

515 Eastern Avenue, Allegan, Michigan                    49010
------------------------------------------           -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451
                                                      --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS

Product Recall

The Company has initiated a voluntary retail-level recall of all affected lots of mesalamine rectal suspension, USP 4 g/60 ml., an anti-inflammatory agent used to treat mild to moderate ulcerative colitis, following reports of leakage related to the bottle closure cap. The recall is not safety related and there have been no reports of injury or illness related to the leakage of this product.

The cost of this recall, which includes the write-off of the Company's on-hand inventories and the cost of returns and disposal, is approximated at $2.7 million, or $0.02 per share for the fiscal first quarter 2006 ending September 24, 2005. This expense was considered in the financial guidance for fiscal year 2006 which the Company has previously provided.

Certain statements in this 8-K are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential" or other comparable terminology. Please see the "Cautionary Note Regarding Forward-Looking Statements" on pages 33 - 41 of the Company's Form 10-K for the year ended June 25, 2005 for a discussion of certain important factors that relate to forward-looking statements contained in this 8-K. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PERRIGO COMPANY
                                         (Registrant)



                                         By:  /s/ Douglas R. Schrank
                                              --------------------------------
Dated: September 27, 2005                            Douglas R. Schrank
                                                 Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Accounting and
                                                  Financial Officer)